                    SCHEDULE 14A INFORMATION
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   COOPERATIVE BANKSHARES, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
                      Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                    March 20, 1998




Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders of Cooperative Bankshares, Inc. (the "Company") to be held at the Howard Johnson Plaza Hotel, 5032 Market Street, Wilmington, North Carolina, on Friday, April 24, 1998 at 11:00 a.m.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company as well as representatives of Coopers & Lybrand L.L.P., the Company's independent auditors, will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares you own.

                              Sincerely,

                              /s/ Frederick Willetts, III

                              Frederick Willetts, III
                              President and Chief
                                Executive Officer

________________________________________________________________
             COOPERATIVE BANKSHARES, INC.
                   201 MARKET STREET
           WILMINGTON, NORTH CAROLINA  28401
                    (910) 343-0181
________________________________________________________________
       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
             TO BE HELD ON APRIL 24, 1998
________________________________________________________________
     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Cooperative Bankshares, Inc. (the "Company") will be held at the Howard Johnson Plaza Hotel, 5032 Market Street, Wilmington, North Carolina, on Friday, April 24, 1998 at 11:00 a.m.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1. The election of three directors of the Company for three year terms;

          2.   The approval of the Cooperative Bankshares,
               Inc. 1998 Stock Option and Incentive Plan; and

          3. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of busi-ness on March 3, 1998 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.


                          BY ORDER OF THE BOARD OF DIRECTORS

                          /s/ Daniel W. Eller

                          Daniel W. Eller
                          Secretary

Wilmington, North Carolina
March 20, 1998

________________________________________________________________
IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY
THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A
QUORUM.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR
CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED
STATES.
________________________________________________________________

________________________________________________________________
                    PROXY STATEMENT
                          OF
             COOPERATIVE BANKSHARES, INC.
                   201 MARKET STREET
           WILMINGTON, NORTH CAROLINA  28401

            ANNUAL MEETING OF STOCKHOLDERS
                    APRIL 24, 1998
________________________________________________________________
________________________________________________________________
                        GENERAL
________________________________________________________________
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cooperative Bankshares, Inc. (the "Company"), holding company for Cooperative Bank for Savings, Inc., SSB ("Cooperative Bank") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Howard Johnson Plaza Hotel, 5032 Market Street, Wilmington, North Carolina, on Friday, April 24, 1998 at 11:00 a.m. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about March 20, 1998.

________________________________________________________________
          VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The Bylaws of the Company provide that in the absence of stockholder direction, a stockholder's proxy shall be voted as determined by a majority of the Board of Directors. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Meeting.

     Stockholders who execute proxies retain the right to
revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to Daniel W. Eller, Secretary of the Company, at the address shown above, by filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting, or by attending the Meeting and voting in person.
________________________________________________________________
                      STOCK SPLIT
________________________________________________________________

     Except as otherwise indicated, all stock information presented in this proxy statement has been adjusted to reflect a two-for-one stock split effected in the form of 100% stock dividends paid on September 21, 1997.

________________________________________________________________
   VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
________________________________________________________________

     The securities entitled to vote at the Meeting consist of the Company's common stock, par value $1.00 per share (the "Common Stock"). Stockholders of record as of the close of business on March 3, 1998 (the "Record Date") are entitled to one vote for each share of Common Stock then held. As of the Record Date, the Company had 2,984,396 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

     Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by persons owning in excess of 5% of the Common Stock, by each of the executive officers named in the Summary Compensation Table on page 7, and by all executive officers and directors of the Company as a group. Management knows of no person, except as listed below, who owned more than 5% of the Company's outstanding shares of the Common Stock as of the Record Date.

                                        Amount and        Percent of
                                         Nature of        Shares of
Name and Address                        Beneficial       Common Stock
of Beneficial Owner                    Ownership (1)     Outstanding
-------------------                    -------------     ------------
Frederick Willetts, Jr.
201 Market Street
Wilmington, North Carolina  28401       173,728 (2)        5.3%

Frederick Willetts, III
201 Market Street
Wilmington, North Carolina  28401       135,413 (3)        4.1%

O.C. Burrell, Jr.
201 Market Street
Wilmington, North Carolina  28401        22,150 (4)         .6%

Salem Investment Counselors, Inc.
P.O. Box 25427
Winston-Salem, N.C. 27114-5427          199,050           6.67%

All executive officers and directors
 as a group (13 persons)                598,071 (5)       18.2%

[FN]
________________
(1) Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual's household; stock allocated through an employee benefit plan of the Company; stock subject to options exercisable within 60 days; and stock owned by businesses in which the officer or director is an officer or major stockholder, or as a custodian or trustee, or by spouses as a custodian or trustee, over which shares such officer or director effectively exercises sole or shared voting and/or investment power, unless otherwise indicated.
(2) Includes 52,876 shares which Mr. Willetts, Jr. has the right to purchase pursuant to the exercise of stock options under the Cooperative Bankshares, Inc. 1990 Stock Option Plan (the "1990 Option Plan") and 110,310 shares held for the benefit of Mr. Willetts, Jr. in the Frederick Willetts, Jr. Trust.
(3) Includes 71,414 shares which Mr. Willetts has the right to purchase pursuant to the exercise of stock options under the 1990 Option Plan and 11,605 shares allocated to Mr. Willetts' account under the Cooperative Bank for Savings, Inc., SSB Employee Stock Ownership - 401(k) Savings
    Plan (the "KSOP"). Also includes shares of Common Stock owned by Mr. Willetts' spouse and minor children, and 8,774 shares held by the KSOP, as to which Mr. Willetts, as a trustee, shares voting and dispositive power.
(4) Includes 14,204 shares which Mr. Burrell has the right to purchase pursuant to the exercise of stock options under the 1990 Option Plan and 3,976 shares allocated to Mr. Burrell's account under the KSOP.
(5) Includes 281,006 shares which officers and directors as a group have the right to purchase pursuant to the exercise of stock options under the 1990 Option Plan, 8,774 shares held by the KSOP as to which certain officers and directors, as trustees, share voting and dispositive power, and 34,731 shares allocated to executive officers under the KSOP. Shares held by the KSOP have been counted only once in the computation of ownership by all officers and directors as a group.


________________________________________________________________
          PROPOSAL I -- ELECTION OF DIRECTORS
________________________________________________________________

    The Company's Board of Directors is currently composed of nine members. Pursuant to the Company's Articles of Incorporation, the Board of Directors is divided into three classes which shall be as nearly equal in number as possible. The terms of only one class of directors expires at each annual meeting. The Company's Articles of Incorporation generally provide that directors are to be elected for terms of three years and until their successors are elected and qualified.

    Three directors will be elected at the Meeting to serve for a three-year period, and until their respective successors have been elected and qualified. The Board of Directors has nominated to serve as directors Frederick Willetts, Jr., James
D. Hundley, M.D. and O. Richard Wright, Jr. for three year terms. Each of these nominees is currently a member of the Board. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

    Under the Company's Bylaws, directors shall be elected by a majority of those votes cast by stockholders at the Meeting. Votes which are not cast at the Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or against the election of a nominee.

    The following table sets forth the names of the Board of Directors' nominees for election as directors and of those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each person's age, the year he first became a director of Cooperative Bank, the expiration of his term as a director, and the number and percentage of shares of the Common Stock beneficially owned. With the exception of Mr. Rippy, who was appointed in 1997, all of the individuals were initially appointed as directors of the Company in connection with the Company's incorporation in April 1994.

                                                              Shares of
                                 Year First                  Common Stock
                     Age at      Elected as       Current    Beneficially
                  December 31,   Director of        Term       Owned at         Percent
Name                  1997     Cooperative Bank   to Expire  March 3, 1998(1)   of Class
----              ------------ ----------------   ---------  ----------------   ---------
                          BOARD NOMINEES FOR TERM TO EXPIRE IN 2001

Frederick Willetts, Jr. 72          1952             1998     173,728 (2)        5.3%
James D. Hundley, M.D.  56          1990             1998      29,914 (3)         .9%
O. Richard Wright, Jr.  53          1992             1998      53,048 (3)        1.6%

                               DIRECTORS CONTINUING IN OFFICE

Paul G. Burton          62          1992             1999      11,280 (3)         .3%
H. Thompson King, III   55          1990             1999      13,118 (3)         .4%
R. Allen Rippy          46          1997             1999      10,524 (3)         .3%
Frederick Willetts, III 48          1976             2000     135,413 (4)        4.1%
F. Peter Fensel, Jr.    48          1990             2000      14,248 (3)         .4%
William H. Wagoner      70          1968             2000       8,546 (3)         .2%

                          (Footnotes on following page)

[FN]
_______________
(1) Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual's household; stock allocated through an employee benefit plan of the Company; stock subject to options exercisable within 60 days; and stock owned by businesses in which the director is an officer or major stockholder, or as a custodian or trustee, or by spouses as a custodian or trustee, over which shares the director effectively exercises sole or shared voting and/or investment power, unless otherwise indicated.
(2) Includes 52,876 shares which Mr. Willetts, Jr. has the right to purchase pursuant to the exercise of stock options under the 1990 Option Plan and 110,310 shares held for the benefit of Mr. Willetts, Jr. in the Frederick Willetts, Jr. Trust.
(3) Includes 7,424, 7,424, 7,424, 7,424, 7,424, 7,424 and 5,736
    shares which Messrs. Hundley, Wright, Burton, King, Rippy, Fensel and Wagoner have the right to purchase pursuant to the exercise of stock options under the 1990 Option Plan.
(4) Includes 71,414 shares which Mr. Willetts has the right to purchase pursuant to the exercise of stock options under the 1990 Option Plan and 11,605 shares allocated to Mr. Willetts' account under the KSOP. Also includes 8,774 shares held by the KSOP, as to which Mr. Willetts, as a trustee, shares voting and dispositive power. Also includes shares of Common Stock owned by Mr. Willetts' spouse and minor children. Does not include 70,310 shares held by the Frederick Willetts, Jr. Trust, of which he is trustee.
    These shares are included in the shares beneficially owned by Mr. Frederick Willetts, Jr., discussed in footnote
(2) above.

    The principal occupation of each director of the Company for the last five years is set forth below.

    FREDERICK WILLETTS, JR. is Chairman of the Board of Directors of the Company and Cooperative Bank and currently serves as Assistant to the President/Senior Vice President of Cooperative Bank. Mr. Willetts has been employed by Cooperative Bank since 1946 and served as President and Chief Executive Officer from 1963 until June 1, 1991. Mr. Willetts has served as Chairman of the North Carolina Savings and Loan League, as a member of the Board of Directors and Executive Committee for the United States Savings and Loan League, as past President of the Southeastern Conference of the U.S. Savings and Loan League, as past President of the Greater Wilmington Chamber of Commerce and past President of the North Carolina Azalea Festival at Wilmington. Mr. Willetts, Jr. is the father of Frederick Willetts, III.

    JAMES D. HUNDLEY is the President of the Wilmington Orthopaedic Group, P.A.; past President of the North Carolina Orthopaedic Alumni Association, the New Hanover-Pender Medical Society, the University of North Carolina Orthopaedic Alumni Association, the Cape Fear Academy Board of Trustees and the Wilmington Rotary Club; past Chief of Staff of the New Hanover Regional Medical Center; and past Chairman of the New Hanover Public Library Advisory Board. He is the Director of the Rotary/Orthopaedic Crippled Children's Clinic, Athletic Team Physician for the University of North Carolina at Wilmington and a member of the National Board for Certification of Orthopaedic Physicians' Assistants. He is President of the UNC Medical Alumni Association; Clinical Assistant Professor in the Department of Surgery at UNC Hospitals in Chapel Hill and adjunct professor at UNC-Wilmington. Dr. Hundley is a member of the Governor's Osteoporosis Task Force and was listed in the BEST DOCTORS IN AMERICA, THE SOUTHEAST REGION (1996-1997).

    O. RICHARD WRIGHT, JR. is the senior partner in the law firm of McGougan, Wright, Worley & Harper, established in Tabor City, North Carolina in 1932, and has been associated with the firm since 1971. Mr. Wright is the owner of Flat Bay Farms and is co-owner of residential and commercial rental property firms known as WSIC and FBIC. He and his wife, Jenny McKinnon Wright, also own the River Inn located at 314 South Front Street in Wilmington. Mr. Wright served in the North Carolina House of Representatives for seven terms during the years 1974 to 1988. He serves on the Board of Directors of a number of civic and community organizations including the Tabor City Committee of 100, the Southeastern Community College Foundation, the Lewis A. Sikes Foundation, the Olive Battle Wright Scholarship Foundation, the Columbus County Committee of 100, the North Carolina Retail Merchants Association, the University of North Carolina General Alumni Association and the Cape Fear Council Boy Scouts of America. Mr. Wright has just served his term as President of the Law Alumni Association of the University of North Carolina at Chapel Hill. He has just been elected as President of the Tabor City Civitan Club, as President of the Southeastern Genealogical Society and Vice-President of the Southeastern Community College Foundation.

    PAUL G. BURTON is President of Burton Steel Company of Wilmington, North Carolina. He is a native of Wilmington and a graduate of North Carolina State University. Mr. Burton is active in the National Society of Professional Engineers and is a Director of the Wilmington Industrial Development Commission. He is a past President of the North Carolina Azalea Festival. He has served on the Governor's Board for Travel and Tourism, the Mayor's Task Force on Economic Development and the North Carolina Ports Railway Commission.

    H. THOMPSON KING, III was named President of Hanover Iron Works, Inc. in 1982. He joined the firm in 1973, representing a fourth generation succession of the founders of the company. He holds an undergraduate degree in Economics from North Carolina State University and a Masters Business Administration degree from the University of North Carolina at Chapel Hill. Hanover Iron Works, Inc. specializes in metal fabrication, roofing, heating and air conditioning. Mr. King is a native of Wilmington, North Carolina. He is a member of the Wilmington Rotary Club. He has served as President of Carolina Roofing and Sheet Metal Contractors Association, the New Hanover County Airport Authority and was Vice President of the Wilmington Chamber of Commerce.

    R. ALLEN RIPPY is Vice President of Rippy Cadillac Oldsmobile, Inc. He joined the family business in 1973 after graduating from the University of North Carolina at Chapel Hill. Mr. Rippy is a native of Wilmington. He has served on the Board of the North Carolina Automobile Dealers Association for six years, the Wilmington YMCA and the Cape Fear Academy. He has been very active with many charitable organizations in the Wilmington area through his business' "Caring and Sharing" Program which he founded. He has for many years been extremely active with the youth programs of his church.

    FREDERICK WILLETTS, III has been employed by the Bank since 1972 and has served as the Chief Executive Officer and President since June 1, 1991. Prior to that date he served as Chief Operating Officer and Executive Vice President of the Bank. Mr. Willetts, III currently serves as Vice-Chairman of the North Carolina Bankers Association, is on the Board of Directors and Executive Committee of America's Community Bankers and the Thrift Institutions Advisory Council to the Federal Reserve Board. He has served as President of the Southeastern Conference of the U.S. Savings and Loan League, the Greater Wilmington Chamber of Commerce, the Foundation of the Episcopal Diocese of East Carolina and Vice Chairman of the Foundation of the University of North Carolina at Wilmington. Mr. Willetts, III was the recipient of the New Hanover County Distinguished Service Award in 1987, the "Five Outstanding Young North Carolinians" award in 1988, the Glen Troop Award for outstanding public service to the thrift industry in 1990 and the Wilmington Good Citizenship Award in 1994. Mr. Willetts, III is the son of Frederick Willetts, Jr.

    F. PETER FENSEL, JR. is President of F. P. Fensel Supply Company in Wilmington, North Carolina. He has served as President of the North Carolina Azalea Festival, was a member of the Board of Directors of the Greater Wilmington Chamber of Commerce, Wilmington Industrial Development Commission, Brigade Boys Club, Plantation Village, Foundation of the University of North Carolina at Wilmington and Historic Wilmington Foundation. He is a past Board member of the Cape Fear Area United Way.

    WILLIAM H. WAGONER was the Chancellor of the University of North Carolina at Wilmington from 1969 to 1990. Dr. Wagoner was past Chairman of the Board of Directors of the Area Health Education Center and is Trustee Emeritus of the Board of Trustees of Cape Fear Memorial Hospital. He was named Chancellor Emeritus by the University of North Carolina Board of Governors at his retirement.

________________________________________________________________
   MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
________________________________________________________________

    The Board of Directors of the Company conducts business through meetings of the Board and of its committees. During the fiscal year ended December 31, 1997, the Board of Directors held 13 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period.

    The Company's Audit Committee consists of Directors Rippy, King and Fensel. This committee meets periodically on call by the Internal Auditor for the purpose of reviewing the activities and findings of the Internal Audit Department. The Audit Committee met five times during the fiscal year ended December 31, 1997.

    The Personnel Committee, composed of Directors Wagoner, Hundley, Wright and Burton, meets periodically for the purpose of reviewing compensation of all employees and officers and met three times during the fiscal year ended December 31, 1997 for this purpose.

    The full Board of Directors selects nominees for election
as directors.  The Company does not have a standing nominating committee.
________________________________________________________________
                EXECUTIVE COMPENSATION
________________________________________________________________

BOARD PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    GENERAL. The function of administering the Company's executive compensation policies is currently performed by the Personnel Committee of the Board of Directors of Cooperative Bank (the "Committee"), which is composed entirely of outside directors. The Committee is responsible for developing and making recommendations to the Board concerning compensation paid to the Chief Executive Officer and each of the other executive officers, and for administering all aspects of the Company's executive compensation program, including employee benefit plans.

    The Committee makes its recommendations to the Board concerning executive compensation on the basis of its annual review and evaluation of the Company and Cooperative Bank's corporate performance and the compensation of its executive officers as compared with other companies similar in size and market capitalization.

    EXECUTIVE COMPENSATION PROGRAM. The Company's executive compensation program, which was developed with the objective of attracting and retaining highly qualified and motivated executives, and recognizing and rewarding outstanding performance, has the following components: (i) base salaries (subject to the terms of existing employment agreements), (ii) stock options, and (iii) miscellaneous other fringe benefits.

    Base salary increases are determined on the basis of a combination of cost of living and individual and corporate performance. During the year ended December 31, 1997, base salaries of executive officers were determined by a review of peer group compensation. The compensation survey results of the Savings and Community Bankers of America, survey results of the North Carolina Community Bankers Association and SNL Securities Executive Compensation Review were compared to salaries of the Company's executive officers. Peer groups were compared to the Company by asset range and geographic region. By comparison, salaries for the Bank's executive officers were on the low to average end of the range for comparable peer groups.

    For a discussion of the Company's 1998 Stock Option and Incentive Plan, including the reasons for its adoption, see
"Proposal II  -- Approval of the Cooperative Bankshares, Inc.
1998 Stock Option and Incentive Plan" herein.

    COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. The base salary of the Chief Executive Officer is established by the terms of the employment agreement entered into between Mr. Willetts and Cooperative Bank in 1991 (see "Employment and Severance Agreements" below). The Chief Executive Officer's base salary under the agreement was determined on the basis of the Committee's review and evaluation of the compensation of chief executives of other thrift companies similar in size and market capitalization to Cooperative Bank. The chief executive officer's salary is compared to the same survey results as those of the other executive officers. The geographic regions used for the surveys were North Carolina financial institutions and the South Atlantic states financial institutions. The survey asset range used by the Savings and Community Bankers of America was $300 to $500 million and the asset range used by
the North Carolina Bankers Association was $200,000,000 - above. The asset range for the SNL Securities Executive Compensation Review was $250,000,000 to $500,000,000 with 67 institutions reporting and nine reporting from the Southeast region. The number of institutions reporting data for the Savings and Community Bankers survey in the $300 to $500 million asset group was 59 and the number reporting for the South Atlantic region was 71. The number of institutions reporting for the North Carolina Community Bankers Association by assets in excess of $200 million was 15.

                  PERSONNEL COMMITTEE OF THE BOARD OF DIRECTORS
                  Paul G. Burton
                  James D. Hundley, M.D.
                  William H. Wagoner
                  O. Richard Wright, Jr.

    SUMMARY COMPENSATION TABLE. The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer and the Chief Operating Officer. No other executive officer received salary and bonuses in excess of $100,000 during the year ended December 31, 1997.

                                                      Long-Term Compensation
                                                             Awards
                                                      ---------------------
Name and Principal               Annual Compensation      Securities          All Other
     Position            Year    Salary        Bonus    Underlying Options   Compensation
------------------       ----    ------        -----  ---------------------  ------------
Frederick Willetts, III  1997    $180,000      $20,000       --               $13,200 (1)
  President and Chief    1996     180,000           --       --                13,200 (1)
  Executive Officer      1995     180,000           --       --                13,200 (1)

O.C. Burrell, Jr.        1997      97,333           --    4,204                    --
Chief Operating          1996      84,500           --       --                    --
  Officer(2)             1995      82,000           --       --                    --

[FN]
___________
(1) Represents directors' fees.
(2) Mr. Burrell, formerly Senior Vice President of the Company, was appointed Chief Operating Officer on December 18, 1997.

    OPTION GRANTS IN LAST FISCAL YEAR. The following table contains information concerning the grant during 1997 of stock options under the 1990 Option Plan to each officer named in the Summary Compensation Table.

                                            % of Total
                           Number of          Options
                           Securities        Granted to
                           Underlying        Employees     Exercise   Expiration
Name                     Options Granted      in 1997       Price        Date
----                     ----------------    ----------    --------   ----------
Frederick Willetts, III        --              N/A          N/A          N/A
O.C. Burrell, Jr.           4,204              100%         $19.50     12/18/07


     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END VALUE TABLE. The following table sets forth information concerning the value of options held by Messrs. Willetts, III and Burrell, Jr. as of December 31, 1997. Neither individual exercised stock options during fiscal year 1997.

                              Number of Securities             Value of Unexercised
                               Underlying Options              In-the-Money Options
                                at Fiscal Year-End               at Fiscal Year-End
    Name                   (All Immediately Exercisable) (All Immediately Exercisable)(1)
    ----                   ----------------------------- --------------------------------
Frederick Willetts, III              71,414                       $ 1,622,883
O.C. Burrell, Jr.                    14,204                           191,020

[FN]
________________
(1) Difference between fair market value of underlying Common
    Stock at fiscal year-end ($24.50 per share) and the exercise price, as adjusted.

    PENSION PLAN. The following table shows the estimated annual benefits payable under the Pension Plan (ten year certain and life) based on an employee's years of service and compensation, as calculated under the plan. Under the Internal Revenue Code of 1986, as amended (the "Code"), benefits under the plan are currently limited to $120,000 per year. Alternatively, the Pension Plan provides that payment of benefits may be made in the form of a lump sum payment equal to the present value of such benefits.

                                    Years of Service
               ----------------------------------------------------------------
Remuneration   5         10           15      20        25       30       35
------------   ----------------------------------------------------------------

$ 10,000       $ 3,800   $  4,200  $  4,500 $  4,900  $  5,300 $  5,700  $ 6,100
  30,000        11,600     13,000    14,300   15,700    17,100   18,500   19,900
  60,000        23,300     26,200    29,000   31,900    34,800   37,700   40,600
  90,000        35,000     39,400    43,700   48,100    52,500   56,900   61,300
 120,000        46,700     52,600    58,400   64,300    70,200   76,100   82,000
 150,000        58,400     65,800    73,100   80,500    87,900   95,300  102,700
 160,000        62,300     70,200    78,000   85,900    93,800  101,700  109,600
 170,000        66,200     74,600    82,900   91,300    99,700  108,100  116,500
 200,000        77,900     87,800    97,600  107,500   117,400  127,300  137,200
 230,000        89,600    101,000   112,300  123,700   135,100  146,500  157,900

    As of December 31, 1997, Messrs. Willetts, III and
Burrell, Jr., had twenty-five and five years, respectively, of service under the Pension Plan.

    EMPLOYMENT AND SEVERANCE AGREEMENTS.   Cooperative Bank
maintains an employment agreement with Frederick Willetts, III, President and Chief Executive Officer. The agreement has a term of five years, and provides for a current annual base salary of $180,000. The employment agreement provides for a salary review by the Board of Directors not less often than annually with increases to be made in the Board's sole discretion, and also provides for inclusion in any customary fringe benefits and vacation and sick leave. The agreement is terminable upon death, and is terminable by Cooperative Bank for "just cause" as defined in the agreement. If Cooperative Bank terminates Mr. Willetts' employment without just cause, he will be entitled to a continuation of his salary and other benefits from the date of termination through the remaining term of the agreement. Mr. Willetts is able to terminate his agreement by providing written notice to the Board of Directors.

    Mr. Willetts' employment agreement contains a provision stating that in the event of the voluntary or involuntary termination of employment in connection with, or within one year after, any change in control of the Company or Cooperative Bank, Mr. Willetts will be paid a sum equal to 2.99 times the average annual compensation he received during the five taxable years immediately prior to the date of change in control. "Control" generally refers to the ownership, holding or power to vote more than 25% of the Company's or Cooperative Bank's voting stock, the control of the election of a majority of directors or the exercise of a controlling influence over the management or policies of the Company or Cooperative Bank by any person or group.

    On December 18, 1997, the Bank entered into a severance agreement with O.C. Burrell, Jr., Chief Operating Officer of the Bank. The agreement provides that in the event of the involuntary termination of Mr. Burrell's employment with the Bank in connection with, or within one year after, any change in control of the Bank, Mr. Burrell shall be paid an amount equal to 2.99 times the total cash compensation paid to him during the 12 month period preceding such termination, but in no event more than the product of 2.99 and the average annual compensation he received during the five taxable years immediately prior to the change in control. "Control" is defined in the same way as
under Mr. Willetts' employment agreement.   Mr. Burrell may also
be entitled to receive the foregoing termination payment in the event of his voluntary termination of employment in connection with a change of control under the following circumstances: (1) if he would be required to relocate outside the metropolitan area of Wilmington, North Carolina, (2) if in the organizational structure of the Bank he would be required to report to persons other than the President, (3) if the Bank fails to maintain employee benefit plans at pre-change in control levels, (4) if Mr. Burrell would be assigned duties and responsibilities other than those normally associated with his position as Executive Vice President and Chief Operating Officer, and (5) if Mr. Burrell's responsibilities or authority have in any way been diminished.

    The aggregate payment to Messrs. Willetts and Burrell, assuming the termination of employment or other triggering events under the foregoing circumstances at December 31, 1997, would be approximately $593,733 and $291,025, respectively.

    The provisions of these agreements may have the effect of discouraging a future takeover attempt in which stockholders of the Company otherwise might receive a premium for their shares over then-current market prices.

________________________________________________________________
                DIRECTORS' COMPENSATION
________________________________________________________________

    Members of the Board of Directors and committees of the Board of Directors receive $1,100 per month. No additional fees are paid for committee membership or meetings. The Chairman of the Board receives an additional fee of $1,000 per month and is eligible to participate in the Company's medical insurance reimbursement plan. The Chairman also has use of an automobile and is reimbursed for associated expenses. Directors are also eligible to receive stock options under the 1990 Option Plan and will be entitled to receive options under the 1998 Stock Option and Incentive Plan (See "Proposal II -- Approval of the 1998 Stock Option and Incentive Plan" herein). Each non-employee director who joins the Board of Directors receives options to purchase 2.50% of the shares of Common Stock reserved for issuance under the 1990 Option Plan at an exercise price equal to the fair market value of the Common Stock on the date of grant.

________________________________________________________________
PROPOSAL II -- APPROVAL OF THE COOPERATIVE BANKSHARES, INC.
         1998 STOCK OPTION AND INCENTIVE PLAN
________________________________________________________________

GENERAL

    The Board of Directors of the Company has adopted the Cooperative Bankshares, Inc. 1998 Stock Option and Incentive Plan (the "1998 Option Plan"), subject to its approval by the Company's stockholders. All statements made herein regarding the 1998 Option Plan, which are only intended to summarize the 1998 Option Plan, are qualified in their entirety by reference to the 1998 Option Plan itself, which is attached hereto as Exhibit A.

PURPOSE OF THE 1998 OPTION PLAN

    The purpose of the 1998 Option Plan is to advance the interests of the Company by providing directors and selected employees of the Company and its affiliates, including the Bank, with the opportunity to acquire shares of Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and employees of the Company and its affiliates to promote the success of the business of the Company.

DESCRIPTION OF THE 1998 OPTION PLAN

    Effective Date. The 1998 Option Plan became effective February 19, 1998 (the "Effective Date"), subject to its approval by the Company's stockholders. Awards made prior to such approval are contingent on such approval and may not be exercised beforehand.

    Administration. The 1998 Option Plan is administered by a committee (the "Committee"), appointed by the Board of Directors, consisting of at least two directors of the Company who are "Non-employee Directors" within the meaning of the federal securities laws. It is expected that the Committee will initially consist of the Non-employee Directors serving on the Company's 1990 Stock Option Plan Committee. The Committee has discretionary authority to select participants and grant awards, to determine the form and content of any awards made under the 1998 Option Plan, to interpret the 1998 Option Plan, to prescribe, amend and rescind rules and regulations relating to the 1998 Option Plan, and to make other decisions necessary or advisable in connection with administering the 1998 Option Plan. All decisions, determinations, and interpretations of the Committee are final and conclusive on all persons affected thereby. Members of the Committee will be indemnified to the full extent provided for under the Company's governing instruments in connection with any claims, actions, suits or proceedings relating to any action taken under the 1998 Option Plan. The Company's full board may act in lieu of the Committee on any matter as to which the Committee may act.

    Eligible Persons; Types of Awards. Under the 1998 Option Plan, the Committee may grant stock options ("Options") and stock appreciation rights ("SARs") (collectively, "Awards") to such employees and directors as the Committee shall designate. As of the Record Date, the Committee had not made any Awards, although approximately thirty-one employees and seven non-employee directors are eligible to receive Awards.

    Shares Available for Grants. The 1998 Option Plan reserves 290,000 shares of Common Stock for issuance upon the exercise of Options or SARs. Such shares may be (i) authorized but unissued shares, (ii) shares held in treasury, or (iii) shares held in a grantor trust created by the Company. The number and kind of shares reserved for issuance under the 1998 Option Plan, and the number and kind of shares subject to outstanding Awards, and the exercise price of such Awards, will be proportionately adjusted for any increase, decrease, change or exchange of Common Stock for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.


  Generally, the number of shares as to which SARs are granted are charged against the aggregate number of shares available for grant under the 1998 Option Plan, provided that, in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of shares of Common Stock subject to the Option shall be charged against the aggregate number of shares of Common Stock remaining available under the 1998 Option Plan. If Awards should expire, become unexercisable or be forfeited for any reason without having been exercised, the shares of Common Stock subject to such Awards shall, unless the 1998 Option Plan shall have been terminated, be available for the grant of additional Awards under the 1998 Option Plan.

    Options. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that are not ISOs ("Non-ISOs"). The exercise price as to any Option may not be less than the fair market value (determined under the 1998 Option Plan) of the optioned shares on the date of grant. In the case of an optionee who owns more than 10% of the outstanding Common Stock on the date of grant, such option price may not be less than 110% of fair market value of the shares.
As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the Options granted in excess of $100,000 will be treated as Non-ISOs, and not as ISOs.

    SARs. An SAR may be granted in tandem with all or part of any Option granted under the 1998 Option Plan, or without any relationship to any Option. An SAR granted in tandem with an ISO must expire no later than the ISO, must have the same exercise price as the ISO and may be exercised only when the ISO is exercisable and when the fair market value of the shares subject to the ISO exceeds the exercise price of the ISO. For SARs granted in tandem with Options, the optionee's exercise of the SAR cancels his or her right to exercise the Option, and vice versa. Regardless of whether an SAR is granted in tandem with an Option, exercise of the SAR will entitle the optionee to receive, without payment to the Company, an amount equal to the excess of (or, in the discretion of the Committee if provided in the grant, a portion of) the excess of the fair market value of the shares of Common Stock subject to the SAR at the time of its exercise over the exercise price. The exercise price as to any particular SAR may not be less than the fair market value of the optioned shares on the date of grant.

    Exercise of Options and SARs. The exercise of Options and SARs will be subject to terms and conditions established by the Committee in a written agreement with the optionee. Any vesting requirement will, however, automatically accelerate to 100% upon an optionee's termination of service as an employee or a director due to death, disability (as defined in the 1998 Option
Plan), or retirement at or after age 65. In the absence of Committee action to the contrary, an otherwise unexpired Option shall cease to be exercisable upon (i) an optionee's termination of employment for "just cause" (as defined in the 1998 Option
Plan), (ii) the date two years after an optionee terminates service due to death, or (iii) the date one year after an optionee terminates service for any other reason.

    An optionee may exercise Options or SARs, subject to provisions relative to their termination and limitations on their exercise, only by (i) written notice of intent to exercise the Option or SAR with respect to a specified number of shares of Common Stock, and (ii) in the case of Options, payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised. Common Stock utilized in full or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise, and may consist of shares subject to the Option being exercised.

    Change in Control. The terms of any Award which provide for its exercise or vesting in installments will immediately and permanently lapse (meaning that all Awards will become immediately exercisable and fully vested) on the date of a "change in control" or execution of an agreement to effect a change in control. In addition, at the time of a change in control, with respect to Options, each optionee shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the fair market value of any shares of Common Stock subject to an

Option over the exercise price of such shares, in exchange for the cancellation of such Options by the optionee. For purposes of the 1998 Option Plan, a "change in control" is generally defined as (i) an acquisition of voting control over more than 25% of the voting stock of the Bank or the Company, (ii) an acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (iii) an acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a group, or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director.

    Although these provisions are included in the 1998 Option Plan primarily for the protection of an optionee in the event of a Change in Control of the Company, they may also be regarded as having a takeover defensive effect, which may reduce the Company's vulnerability to hostile takeover attempts and certain other transactions which have not been negotiated with and approved by the Board of Directors.

    Conditions on Issuance of Shares. The Committee will have the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the 1998 Option Plan as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions. In addition, the Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that an optionee make certain representations or warranties. In any event, Common Stock purchased upon exercise of an Option or SAR may not be sold within the six-month period following the grant date of that Option or SAR, except in the event of the optionee's death or disability, or such other event as the Board may deem appropriate.

    Nontransferability. Optionees may transfer their Awards (but not ISOs) to family members or trusts under specified circumstances. Awards may otherwise not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

    Effect of Dissolution and Related Transactions. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the exercise prices thereof, will be equitably adjusted for any change or exchange of shares for a different number or kind of shares which results from the Transaction. However, any such adjustment will be made in such a manner as to not constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

    Duration of the 1998 Option Plan and Grants. The 1998 Option Plan has a term of ten years from the Effective Date, after which date no Awards may be granted. The maximum term for an Award is ten years from the date of grant, except that the maximum term of an ISO (and an SAR granted in tandem with an ISO) may not exceed five years if the optionee owns more than 10% of the Common Stock on the date of grant. The expiration of the 1998 Option Plan, or its termination by the Committee, will not affect any Award then outstanding.

    Amendment and Termination of the 1998 Option Plan. The Board of Directors of the Company may from time to time amend the terms of the 1998 Option Plan and, with respect to any shares at the time not subject to Awards, suspend or terminate the 1998 Option Plan. No amendment, suspension, or termination of the 1998 Option Plan will, without the consent of any affected optionee, alter or impair any rights or obligations under any Award previously granted.

    Financial Effects of Awards. The Company will receive no monetary consideration for the granting of Awards under the 1998 Option Plan. It will receive no monetary consideration other than the exercise price for shares of Common Stock issued to optionees upon the exercise of their Options, and will receive no monetary consideration upon the exercise of SARs. Under current accounting standards, recognition of compensation expense is not required when Options are granted at an exercise price equal to or exceeding the fair market value of the Common Stock on the date the Option is granted.

    The granting of SARs will require charges to the income of the Company based on the amount of the appreciation, if any, in the average market price of the Common Stock to which the SARs relate over the exercise price of those shares. If the average market price of the Common Stock declines subsequent to a charge against earnings due to estimated appreciation in the Common Stock subject to SARs, the amount of the decline will reverse such prior charges against earnings (but not by more than the aggregate of such prior charges).

FEDERAL INCOME TAX CONSEQUENCES

    ISOs. An optionee recognizes no taxable income upon the grant of ISOs. If the optionee holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the optionee as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If an optionee disposes of the shares before the expiration of either of the two special holding periods noted above, the optionee will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

    The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the optionee for alternative minimum tax. However, if an optionee has ordinary income taxable as compensation as a result of a disqualifying disposition (i.e., transfer of the underlying shares prior to the expiration of the required holding period), the Company will be entitled to deduct an equivalent amount.

    Non-ISOs. In the case of a Non-ISO, an optionee will recognize ordinary income upon the exercise of the Non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the optionee is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the optionee makes a special tax election within 30 days after the date of exercise to have the general rule apply).
Upon a subsequent disposition of such shares, any amount received by the optionee in excess of the fair market value of the shares as of the exercise will be taxed as capital gain.
The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee in connection with the exercise of a Non-ISO.

    SARs. The grant of an SAR has no tax effect on the optionee or the Company. Upon exercise of the SARs, however, any cash or Common Stock received by the optionee in connection with the surrender of his or her SAR will be treated as compensation income to the optionee, and the Company will be entitled to a business expense deduction for the amounts treated as compensation income.

PROPOSED STOCK OPTIONS GRANTS

    For information relating to grants to be made under the 1998 Option Plan at the Effective Date, see "New Plan Benefits" below.

NEW PLAN BENEFITS

    The following table sets forth the estimated benefits that will be received under the 1998 Option Plan.

<CAPTI0N>
NAME AND                                      DOLLAR            NUMBER
POSITION                                    VALUE ($)(1)       OF UNITS
--------                                    ------------       --------
Frederick Willetts, III                      $527,630          27,770
  President and Chief Executive Officer

O.C. Burrell, Jr.                             322,335          16,965
  Chief Operating Officer

All Executive Officers as a Group           1,826,375          96,125

All Non-Executive Officer Directors
  as a Group                                  557,000          29,000

All Non-Executive Officer Employees
  as a Group                                3,132,625         164,875

[FN]
________
(1) Based on the closing sale price of the Common Stock on the NASDAQ National Market $19 per share on March 4, 1998.

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the 1998 Option Plan is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the 1998 Option Plan in order to satisfy the requirements of the Code for favorable tax treatment of ISOs, and to satisfy the requirements for continued listing of the Common Stock on the Nasdaq National Market.

     Stockholder approval of the 1998 Option Plan requires the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1998 OPTION PLAN.

________________________________________________________________
          COMPARATIVE STOCK PERFORMANCE GRAPH
________________________________________________________________

    The graph and table which follow show the cumulative total return on the Common Stock of the Company (and its predecessor, Cooperative Bank) for the five years ended December 31, 1997, compared with the cumulative total return of the NASDAQ Stock Market Index for U.S. Companies and the NASDAQ Bank Stocks Index over the same period. Cumulative total return on the stock or the index equals the total increase in value since January 1, 1993 assuming reinvestment of all dividends paid into the stock or the index, respectively.

 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL SHAREHOLDER
      RETURN FOR THE COMPANY AND SELECTED INDICES



    [Line graph appears here depicting the cumulative total shareholder return of $100 invested in the Common Stock as compared to $100 invested in all companies whose equity securities are traded on the NASDAQ Stock Market and banking companies traded on the NASDAQ market. Line graph plots the cumulative total return from March 1993 to December 1997. Plot points are provided below.]


                               3/93   3/94   12/94   12/95   12/96   12/97
                               --------------------------------------------
The Company                    100     110    106     150     148     359
NASDAQ Stock Market Index      100     108    110     156     192     235
NASDAQ Bank Stock Index        100     102    103     153     202     341

          Source:  Research Data Group, Inc.

________________________________________________________________
             TRANSACTIONS WITH MANAGEMENT
________________________________________________________________

    All of the Company's loans to directors and executive officers are currently made in the ordinary course of business on substantially the same terms as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or contain other unfavorable features.

________________________________________________________________
    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

    Pursuant to regulations promulgated under the 1934 Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports received during or with respect to the fiscal year ended December 31, 1997, the Company believes that during the year ended December 31, 1997, all of its officers, directors and stockholders owning in excess of ten percent of the Company's outstanding Common Stock have complied with the reporting requirements, except that Officer O.C. Burrell, Jr. and Director
H. Thompson King, III each inadvertently failed to timely file two reports disclosing two transactions.

________________________________________________________________
       RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS
________________________________________________________________

    Coopers & Lybrand L.L.P. served as the Company's independent certified public accountants for the fiscal year ended December 31, 1997. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Meeting to respond to appropriate questions and to make a statement, if so desired.

________________________________________________________________
                     OTHER MATTERS
________________________________________________________________

    The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

    The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, Morrow & Co., a proxy soliciting firm, will assist the Company in soliciting proxies for the meeting and will be paid a fee of approximately $5,000, plus reimbursement for out-of-pocket expenses. Proxies may also be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company and the Bank, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

    The Company's Annual Report to Stockholders for the year ended December 31, 1997, including financial statements, is being mailed to all stockholders of record as of the close of business on March 3, 1998. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.


________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

    In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 201 Market Street, Wilmington, North Carolina 28401, no later than November 20, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the 1934 Act.

                          BY ORDER OF THE BOARD OF DIRECTORS

                          /s/ Daniel W. Eller

                          Daniel W. Eller
                          Secretary

Wilmington, North Carolina
March 20, 1998

________________________________________________________________
              ANNUAL REPORT ON FORM 10-K
________________________________________________________________

       A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, COOPERATIVE BANKSHARES, INC., 201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401.
________________________________________________________________


                                                      Exhibit A

             COOPERATIVE BANKSHARES, INC.
         1998 STOCK OPTION AND INCENTIVE PLAN


     1.   PURPOSE OF THE PLAN.

     The purpose of this Plan is to advance the interests of the Company through providing select key Employees and Directors of the Bank, the Company, and their Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial respon-sibility and to provide additional incentives to Directors and key Employees of the Company or any Affiliate to promote the success of the business.

     2.   DEFINITIONS.

     As used herein, the following definitions shall apply.

     (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

     (c) "Awards" shall mean, collectively, Options and SARs, unless the context clearly indicates a different meaning.

     (d)  "Bank" shall mean Cooperative Bank for Savings,
Inc., SSB.

     (e) "Board" shall mean the Board of Directors of the Company.

     (f) "Change in Control" shall mean any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the voting stock of the Bank or the Company, (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors,
(iii) the acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     (g) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (h) "Committee" shall mean the Stock Option Committee under the Company's 1990 Stock Option Plan, provided that the Board may at any time act as the Committee with respect to any action the Committee may take pursuant to the Plan.

     (i) "Common Stock" shall mean the common stock, $1.00 par value, of the Company.

     (j)  "Company" shall mean Cooperative Bankshares, Inc.

     (k) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

     (l) "Director" shall mean any member of the Board, and any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan.

     (m) "Disability" shall have the meaning set forth in Code Section 22(e)(3), as amended from time to time.

     (n) "Effective Date" shall mean the date specified in Paragraph 14 hereof.

     (o) "Employee" shall mean any person employed by the Company, the Bank, or an Affiliate.

     (p)  "Exercise Price" shall mean the price per Optioned
Share at which an Option or SAR may be exercised.

     (q) "ISO" shall mean an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

     (r) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

     (s) "Non-Employee Director" shall have the meaning provided in Rule 16b-3.

     (t) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

     (u)  "Option" means an ISO and/or a Non-ISO.

     (v) "Optioned Shares" shall mean Shares subject to an Award granted pursuant to this Plan.

     (w) "Participant" shall mean any person who receives an Award pursuant to the Plan.

     (x)  "Plan" shall mean this Cooperative Bankshares, Inc.
1998 Stock Option and Incentive Plan.

     (y)  "Rule 16b-3" shall mean Rule 16b-3 of the General
Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     (z)  "Share" shall mean one share of Common Stock.

     (aa) "SAR" (or "Stock Appreciation Right") means a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of Common
Stock.

     (bb) "Year of Service" shall mean a full twelve-month period, measured from the date of an Award and each annual anniversary of that date, during which a Participant has not terminated Continuous Service for any reason.

     3.   TERM OF THE PLAN AND AWARDS.

     (a) Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Paragraph 16 hereof. No Award shall be granted under the Plan after ten years from the Effective Date.

     (b) Term of Awards. The term of each Award granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.

     4.   SHARES SUBJECT TO THE PLAN.

     (a) General Rule. Except as otherwise required under Paragraph 11, the aggregate number of Shares deliverable pursuant to Awards shall not exceed 290,000 Shares. Such Shares may either be authorized but unissued Shares, Shares held in treasury, or Shares held in a grantor trust created by the Company. If any Awards should expire, become unexercisable, or be forfeited for any reason without having been exercised, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan.

     (b) Special Rule for SARs. The number of Shares with respect to which an SAR is granted, but not the number of Shares which the Company delivers or could deliver to an Employee or individual upon exercise of an SAR, shall be charged against the aggregate number of Shares remaining available under the Plan; provided, however, that in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of Shares subject to the Option shall be charged against the aggregate number of Shares remaining available under the Plan. The Shares involved in an Option as to which option rights have terminated by reason of the exercise of a related SAR, as provided in Paragraph 9 hereof, shall not be available for the grant of further Options under the Plan.

     5.   ADMINISTRATION OF THE PLAN.

     (a) Appointment of the Committee. The Plan shall be administered by the Committee. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by the Board.

     (b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan,
(iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

     (c)  Agreement.  Each Award shall be evidenced by a
written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such
Agreement.   The terms of each such Agreement shall be in
accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option or SAR, (ii) the
number of Shares subject to the Award, and its expiration date, (iii) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award, and (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

     (d) Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award, granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

     6.   ELIGIBILITY FOR AWARDS.

     (a) General Rule. The Committee shall have the discretion to grant Awards to Employees and Directors (including members of the Committee). In selecting those Employees and Directors to whom Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible Employees and Directors, the value of their services to the Company and its Affiliates, and any other factors the Committee may deem relevant.

     (b) Special Rules for ISOs. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case Options granted in excess of such limitation shall be Non-ISOs.

     7.   EXERCISE PRICE FOR OPTIONS.

     (a) Limits on Committee Discretion. The Exercise Price as to any particular Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

     (b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

     8.   EXERCISE OF OPTIONS.

     (a) Generally. The Committee shall specify in each Agreement the period of years over which the underlying Option
shall become exercisable.   Notwithstanding the foregoing, an
Option shall become fully (100%) exercisable immediately upon termination of the Participant's Continuous Service due to Disability, death, retirement at or after age 65, or upon a Change in Control or execution of an agreement to effect a Change in Control.

     (b) Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by (1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at its executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise, and may consist of Shares subject to the Option being exercised.

     (c) Period of Exercisability. Except to the extent otherwise provided in the terms of an Agreement, an Option may be exercised by a Participant only while he is an Employee or a Director and has maintained Continuous Service from the date of the grant of the Option, or within one year after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Participant's Continuous Service terminates by reason of --

          (1) "Just Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Bank and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order), then the Participant's rights to exercise such Option shall expire on the date of such termination; or

          (2) death, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his death, such Option of the deceased Participant may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution.

     (d)  Effect of the Committee's Decisions.  The
Committee's determination whether a Participant's Continuous
Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

     (e) Mandatory Six-Month Holding Period. Notwithstanding any other provision of this Plan to the contrary, Common Stock that is purchased upon exercise of an Option or SAR may not be sold within the six-month period following the grant of that Option or SAR.

     9.   SARS (STOCK APPRECIATION RIGHTS)

     (a) Granting of SARs. In its sole discretion, the Committee may from time to time grant SARs either in conjunction with, or independently of, any Options granted under the Plan. An SAR granted in conjunction with an Option may be an alternative right wherein the exercise of the Option terminates the SAR to the extent of the
number of shares purchased upon exercise of the Option and, correspondingly, the exercise of the SAR terminates the Option to the extent of the number of Shares with respect to which the SAR is exercised. Alternatively, an SAR granted in conjunction with an Option may be an additional right wherein both the SAR and the Option may be exercised. An SAR may not be granted in conjunction with an ISO under circumstances in which the exercise of the SAR affects the right to exercise the ISO or vice versa, unless the SAR, by its terms, meets all of the following requirements:

          (1)  The SAR will expire no later than the ISO;

          (2) The SAR may be for no more than the difference between the Exercise Price of the ISO and the Market Value of the Shares subject to the ISO at the time the SAR is exercised;

          (3) The SAR is transferable only when the ISO is transferable, and under the same conditions;

          (4) The SAR may be exercised only when the ISO may be exercised; and

          (5)  The SAR may be exercised only when the Market
               Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

     (b) Terms of SAR Awards. The provisions of Paragraphs 7 and 8 are incorporated by reference herein, and shall (to the extent not inconsistent with this Paragraph) determine the terms of SARs.

     (c) Exercise of SARs. An SAR granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant, provided that an SAR may not be exercised for a fractional Share. Upon exercise of an SAR, the Participant shall be entitled to receive, without payment to the Company except for applicable withholding taxes, an amount equal to the excess of (or, in the discretion of the Committee if provided in the Agreement, a portion of) the excess of the then aggregate Market Value of the number of Optioned Shares with respect to which the Participant exercises the SAR, over the aggregate Exercise Price of such number of Optioned Shares.
This amount shall be payable by the Company, in the discretion of the Committee, in cash or in Shares valued at the then Market Value thereof, or any combination thereof.

     10.  CHANGE IN CONTROL.

     The provisions of any Award which provides for its exercise or vesting in installments shall immediately and permanently lapse on the date of a Change in Control or execution of an agreement to effect a Change in Control. Consequently, all Options and SARs shall become immediately exercisable and fully vested on the date of the Change in Control. With respect to Options, at the time of a Change in Control, the Participant shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the Market Value of the Common Stock subject to such Option over the Exercise Price of such Shares, in exchange for the cancellation of such Options by the Participant.

     11.  EFFECT OF CHANGES IN COMMON STOCK SUBJECT TO THE PLAN.

     (a) Recapitalizations; Stock Splits, Etc. The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Awards, and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapita-lization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (b) Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

     (c) Special Rule for ISOs. Any adjustment made pursuant to subparagraphs (a) or (b) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

     (d) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

     (e) Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

     12.  NON-TRANSFERABILITY OF AWARDS.

     Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Awards may transfer such Awards (but not ISOs) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Paragraph
12. Awards which are transferred pursuant to this Paragraph 12 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     13.  TIME OF GRANTING AWARDS.

     The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee makes the deter-mination of granting such Award, and the Effective Date. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

     14.  EFFECTIVE DATE.

          The Plan shall become effective immediately upon its approval by a favorable vote of stockholders owning at least a majority of the total votes cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws. Any Awards made prior to approval of the Plan by the stockholders of the Company shall be contingent on such approval, and may not be exercised until and unless such approval is received.

     15.  MODIFICATION OF AWARDS.

     At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall confer on
the holder of said Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award.

     16.  AMENDMENT AND TERMINATION OF THE PLAN.

     The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Awards, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award theretofore granted.

     17.  CONDITIONS UPON ISSUANCE OF SHARES.

     (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

     (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option or SAR, the Company may require the person exercising the Option or SAR to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (c) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

     18.  RESERVATION OF SHARES.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     19.  WITHHOLDING TAX.

     The Company's obligation to deliver Shares upon exercise of Options and/or SARs shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of the Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     20.  NO EMPLOYMENT OR OTHER RIGHTS.

     In no event shall an Employee's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director, or any other party to continue service with the Company, the Bank, or any Affiliate of such corporations. No Employee or Director shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, an Employee or Director who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

     21.  GOVERNING LAW.

     The Plan shall be governed by and construed in accordance with the laws of the State of North Carolina, except to the extent that federal law shall be deemed to apply.



                    REVOCABLE PROXY
             COOPERATIVE BANKSHARES, INC.
              WILMINGTON, NORTH CAROLINA

________________________________________________________________
            ANNUAL MEETING OF STOCKHOLDERS
                    April 24, 1998
________________________________________________________________

       The undersigned hereby appoints Paul G. Burton, H. Thompson King, III and F. Peter Fensel, Jr. of Cooperative Bankshares, Inc. (the "Company") with full powers of substitution, to act as proxies for the undersigned to vote all shares of the Company's common stock, $1.00 par value, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Howard Johnson Plaza Hotel, 5032 Market Street, Wilmington, North Carolina, on Friday, April 24, 1998 at 11:00 a.m., and at any and all adjournments thereof, as follows:


                                                        VOTE
                                            FOR        WITHHELD
                                            ---        --------
1.    The election as directors of all
      nominees listed below (except as
      marked to the contrary below).       [   ]        [    ]

      Frederick Willetts, Jr.
      James D. Hundley, M.D.
      O. Richard Wright, Jr.

      INSTRUCTION:
      TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL
      NOMINEE, INSERT THAT NOMINEE'S NAME ON THE
      LINE PROVIDED BELOW.
      _________________________________________

      The Board of Directors recommends a vote "FOR" nominees listed above.

                                                   FOR      AGAINST     ABSTAIN
                                                   ---      -------     -------
2.    Approval of the Cooperative Bankshares,
      Inc. 1998 Stock Option and Incentive
      Plan                                         [  ]      [   ]      [   ]

       The Board of Directors recommends a vote "FOR" this
proposal.
________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY SHALL BE VOTED FOR EACH OF THE NOMINEES LISTED ABOVE AND "FOR" APPROVAL OF THE 1998 STOCK OPTION AND INCENTIVE PLAN. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE 1998 ANNUAL MEETING.
________________________________________________________________

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


       Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

       The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting, the Proxy Statement, and the Company's Annual Report to Stockholders for the Fiscal Year Ended December 31, 1997. The undersigned hereby revokes any and all proxies heretofore given with respect to the undersigned's shares of the Company's Common Stock.

Dated:_____________________, 1998


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
If shares are held jointly, each holder should sign.


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.